April 26, 2005



                    ACCESS VARIABLE INSURANCE TRUST ("AVIT")


          Supplement dated May 1, 2005 to Prospectus dated May 1, 2005


At a recent meeting of the Board of Trustees ("Board") of AVIT, the Board approved the redemption of all outstanding shares of the following three portfolios (the "Portfolios") due to their relatively small asset size and insufficient evidence of future asset growth opportunities:

o        Wells S&P REIT IndexSM Portfolio
o        Potomac Mid-Cap Plus Portfolio
o        Potomac U.S./Short Portfolio

It is expected that on or about July 31, 2005, all three Portfolios will be terminated. Effective immediately, each of the Portfolios will no longer pursue its stated investment objective and instead will begin liquidating its portfolio and investing in cash equivalents, money market funds, and investment grade debt securities. These changes in strategy and investments will begin immediately and will remain in effect until the Portfolios have fully liquidated their holdings. In addition, shares of the Portfolios are no longer available for purchase. Portfolio shares continue to be redeemable in accordance with the Prospectus guidelines. Any shareholders that have not redeemed their shares in the Portfolios prior to July 31, 2005 will have their shares automatically redeemed as of that date. This decision does not impact the remaining AVIT Portfolios.



          Investors should retain this Supplement for future reference.